THE RBB FUND, INC.

Boston Partners Investment Funds

Boston Partners Small Cap Value Fund II	WPG Partners Small/Micro Cap Value Fund
Institutional Class (BPSIX)	Institutional Class (WPGTX)
Investor Class (BPSCX)
Boston Partners All-Cap Value Fund	Boston Partners Global Equity Fund
Institutional Class (BPAIX)	Institutional Class (BPGIX)
Investor Class (BPAVX)	Investor Class (BPGRX)

Boston Partners Long/Short Equity Fund	Boston Partners Global Long/Short Fund
Institutional Class (BPLSX)	Institutional Class (BGLSX)
Investor Class (BPLEX)	Investor Class (BGRSX)

Boston Partners Long/Short Research Fund
Institutional Class (BPIRX)
Investor Class (BPRRX)

Supplement dated October 3, 2016

to the Prospectuses and Statement of Additional Information (“SAI”) each dated February 29, 2016, as revised August 8, 2016.

Boston Partners Emerging Markets Long/Short Fund

Institutional Class (BELSX)

Supplement dated October 3, 2016

to the Prospectus and Statement of Additional Information (“SAI”) each dated July 19, 2016, as revised August 8, 2016.

1)         Effective November 21, 2016, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Investment Servicing (US) Inc. as the fund administrator, fund accountant, transfer agent and dividend paying agent to the Funds, U.S. Bank, N.A. will replace The Bank of New York Mellon as the new custodian of the Funds and Quasar Distributors, LLC will replace Foreside Funds Distributors, LLC as the distributor of the Funds.  Accordingly, all references to BNY Mellon Investment Servicing (US) Inc., The Bank of New York Mellon and Foreside Funds Distributors, LLC in the Prospectus and SAI should be replaced with U.S. Bancorp Fund Services, LLC (“USBFS”), U.S. Bank, N.A. and Quasar Distributors, LLC, respectively.

2)         Effective November 21, 2016, shareholder account information regarding purchase and redemption of Fund shares described in each Prospectus is supplemented with the following:

All Fund purchase orders, redemption requests, correspondence, and any changes to shareholder accounts must be directed to USBFS at the following address:

Regular Mail:	Overnight Mail:

Boston Partners Investment Funds	Boston Partners Investment Funds
c/o U.S. Bancorp Fund Services	c/o U.S. Bancorp Fund Services
P.O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

Opening an Account

Subject to acceptance by the Funds, an account may be opened by completing and signing an Account Application and mailing it to the Funds at the address noted above, together with a check payable to Boston Partners Investment Funds. All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. The Funds do not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Shares will be purchased at the NAV next computed after the time the application and funds are received in proper order and accepted by the Funds. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank N.A.

777 East Wisconsin Ave

Milwaukee WI 53202

ABA 075000022

Credit:

U.S. Bancorp Fund Services, LLC

Account #112-952-137

For Further Credit to:

Boston Partners Investment Funds

(shareholder registration)

(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For Subsequent Investments – By wire

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Please retain this supplement for your reference